R Investor Presentation May 2025

2 A m er iG as Recipients of this presentation (each, a “Recipient”) should carefully review the offering memorandum relating to the offering of the notes described herein, including the risk factors in that offering memorandum, before making any investment decision. This presentation is not an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sales of securities of AmeriGas Partners, L.P. (the “Partnership”) and AmeriGas Finance Corp. (collectively, the “Issuers”) or any of their respective subsidiaries in any jurisdiction in which the offer, solicitation or sale would be unlawful. The notes have not been and will not be registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities laws. Accordingly, the notes described herein will be offered only to persons reasonably believed to be qualified institutional buyers as defined under Rule 144A under the Act or non-U.S. persons pursuant to Regulation S under the Act. Securities may not be offered or sold in the United States or to U.S. persons unless they are registered or exempt from registration under the Act. The Recipient acknowledges that the Issuers consider this presentation and all information contained herein to include confidential, sensitive and proprietary information and agrees that it shall use reasonable precautions in accordance with its established procedures to keep the presentation and all information contained herein confidential and shall not use any such information for any purpose other than evaluating the Issuers and the notes referred to in this presentation. This confidentiality undertaking is intended to be for the benefit of the Issuers and is enforceable by the Issuers. The information contained in this presentation (including forward-looking statements) are made as of the date of the presentation unless otherwise stated herein. They are subject to change without notice and neither the Issuers nor any other person is under any obligation to update or keep current the information contained in this document and neither the Issuers nor any other person intends to update or otherwise revise such information (including any forward looking statements) to reflect the occurrence of future events or developments even if any of the assumptions, judgments and estimates on which the information contained herein is based prove to be incorrect, made in error or become outdated. No representation or warranty, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or opinions contained herein, and any reliance you place on them will be at your sole risk. The Issuers, and their respective affiliates and advisors do not accept any liability whatsoever for any loss howsoever arising, directly or indirectly, from the use of this document or its contents, or otherwise arising in connection with this document. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements. These forward-looking statements are based upon management's current expectations, estimates, assumptions and beliefs concerning future events and conditions and may discuss, among other things, anticipated future performance (including sales and earnings), expected growth and demand, future business plans and costs and potential liability for environmental-related matters. Any statement that is not historical in nature is a forward-looking statement and may be identified by the use of words and phrases such as “expects,” “anticipates,” “believes,” “will,” “will likely result,” “will continue,” “estimates,” “plans to” and similar expressions. These statements include our belief regarding market conditions and growth rates, as well as general economic conditions. Readers are cautioned not to place undue reliance on forward-looking statements. By its very nature, forward-looking information involves numerous assumptions, risks and uncertainties, both general and specific. Should one or more of these risks and uncertainties materialize or should underlying assumptions prove incorrect, as many important factors are beyond our control, our actual performance and financial results may vary materially from those estimates and intentions contemplated, expressed or implied in the forward-looking information. Although we base these forward-looking statements on assumptions that we believe are reasonable when made, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. The Partnership’s fiscal years end on September 30 of each year. Market data and industry information used throughout this presentation are based on management's knowledge of the industry and the good faith estimates of management. Management also relied, to the extent available, upon management's review of independent industry surveys and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this Presentation are generally reliable, such information, which is derived in part from management's estimates and beliefs, is inherently uncertain and imprecise. No representations or warranties are made by the Issuers or any of their respective affiliates as to the accuracy of any such statements or projections. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States ("GAAP"), which are used by management as a supplemental measure, have certain limitations, and should not be construed as alternatives to financial measures determined in accordance with GAAP. The non-GAAP measures as defined by us may not be comparable to similar non-GAAP financial measures presented by other companies. Our presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that our future results will be unaffected by other unusual or non-recurring items. A reconciliation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. Disclaimer

3 A m er iG as Agenda I Transaction Overview II Business Overview IV Key Credit Highlights V Financial Overview VI Q&A VII Appendix III Q2 ’25 Financial Results

R Transaction Overview

5 A m er iG as Summary of Indicative Terms – New Senior Notes Co-Issuers: AmeriGas Partners, L.P. and AmeriGas Finance Corp. (collectively, “AmeriGas” or the “Co-Issuers”) Issue: $550 million New Senior Unsecured Notes due 2030 (the “Notes”) Use of Proceeds: Proceeds from this offering, along with cash on hand and other sources of liquidity, will be used to repurchase or redeem in full existing Senior Notes due 2026, including accrued interest thereon, and to pay related transaction fees and expenses Tenor: 5 years (2030) Optional Redemption: Non-Callable for 2 years (2027), redeemable at 50% of coupon, 25% of coupon, and par thereafter Equity Clawback: Up to 40% of principal for the first 2 years at par plus the coupon (Same as Existing Senior Notes due 2028) Change of Control: 101% plus accrued interest upon a Change of Control and a ratings decline (Same as Existing Senior Notes due 2028) Covenants: Similar to existing Senior Notes due 2028 Distribution: 144A for Life Source: Company Offering Memorandum.

AmeriGas

Sources & Uses and Pro Forma Capitalization

($ in millions) [1] Sources of Funds	Amount
New Senior Notes due 2030	$550
Draw on ABL Revolver	36
Cash from Balance Sheet [2]	95
Total Sources	**$680**

Uses of Funds	Amount
Tender Senior Notes due 2026	$664
Tender Offer Premium	7
Estimated Transaction Fees & Expenses	9
Total Uses	**$680**

- **AmeriGas is seeking to tender its existing 5.875% Senior Notes due 2026 via $550 million of New Senior Notes due 2030 as well as cash on hand and other sources of liquidity (the "Transactions")**
- Proceeds from this offering, along with cash on hand and other sources of liquidity, will be used to repurchase or redeem in full existing Senior Notes due 2026, including accrued interest thereon, and to pay related transaction fees and expenses
- Pro Forma Total and Net Leverage of 5.25x utilizing LTM 3/31/25 Adj. EBITDA of $341 million [4]

($ in millions) [1]	As of 3/31/2025	Pro Forma 3/31/2025
Cash and Cash Equivalents [2]	$96	$2
ABL Revolver ($300 Facility Size | $299 BB)	--	36
Total Secured Debt	**$--**	**$36**
5.875% Senior Notes due 2026	664	--
5.750% Senior Notes due 2027	512	512
9.375% Senior Notes due 2028	493	493
New Senior Notes due 2030	--	***550***
Total Senior Debt	**$1,669**	**$1,590**
Subordinated UGI Intercompany Loan due 2027 [3]	200	200
Total Debt	**$1,869**	**$1,790**
LTM 3/31/2025 Adj. EBITDA [4]	$341	$341
Total Debt / LTM Adj. EBITDA	5.48x	5.25x
Total Net Debt / LTM Adj. EBITDA	5.20x	5.25x

6

Source: Company Filings | [1] Includes impacts of rounding. I [2] Represents cash on hand as of April 30, 2025. Cash on hand as of March 31, 2025, was $44 million. | [3] On February 4, 2025, UGI International borrowed $221 million under its RCF to fund an intercompany loan of $221 million to AmeriGas, which used the proceeds from the intercompany loan to redeem the outstanding principal balance of the 5.50% Senior Notes maturing in May 2025. On February 5, 2025, AmeriGas issued a notice of early redemption for the remaining 5.50% Senior Notes maturing in May 2025. As of March 31, 2025, $200 million remains outstanding on the intercompany loan. | [4] Adjusted EBITDA is calculated in accordance with UGI's reported segment information and is a non-GAAP measure. See Appendix for reconciliation.

AmeriGas

Debt Maturity Profile

Debt Maturity Profile – Prior to Intercompany Loan (As of 12/31/24)

% of term debt maturing in <24 months: *45.1%* | ***$ amount of term debt maturing in <24 months:*** *$882*


$218
$664
$512
$493
$101
$69
2025
2026
2027
2028
2029
2030
RCF (Drawn)
RCF (Undrawn)
Senior Notes

Debt Maturity Profile – Pro Forma for the Transaction (As of 3/31/25)

% of term debt maturing in <24 months: *Zero* | ***$ amount of term debt maturing in <24 months:*** *Zero*


$200
$512
$493
$262
$36
$550
2025
2026
2027
2028
2029
2030
RCF (Drawn)
RCF (Undrawn)
Senior Notes
Intercompany Loan
New Senior Notes

The proposed financing will clear AmeriGas' maturity profile into 2027, allowing the business to generate FCF, reduce debt, and opportunistically address maturities going forward

Source: Company Filings | Note: "Term Debt" excludes intercompany loan. On February 4, 2025, UGI International borrowed $221 million under its RCF to fund an intercompany loan of $221 million to AmeriGas, which used the proceeds from the intercompany loan to redeem the outstanding principal balance of the 5.50% Senior Notes maturing in May 2025. On February 5, 2025, AmeriGas issued a notice of early redemption for the remaining 5.50% Senior Notes maturing in May 2025. As of March 31, 2025, $200 million remains outstanding on the intercompany loan.

7

R Management Presenters Sean O'Brien CFO, UGI Jason Rich Treasurer, UGI Michael Sharp President, AmeriGas

R Business Overview

AmeriGas

AmeriGas Overview


AmeriGas

Bulk Distribution

~0.9mm tanks with 120 – 1,200 gallon capacity



National Accounts

Utilizing scale to serve regional and national customers



Cylinder Exchange

Portable tanks for barbecues and outdoor heating

Key Highlights

- #1 retail propane distributor in the US[1,2] with operations in all 50 states
- Robust transportation and logistics infrastructure provides flexibility and supply reliability
- Track record of margin management through various markets
- Digital customer service and delivery platforms

10

Source: Company Financials | [1] Based on volume of propane gallons distributed annually. | [2] As of September 30, 2024.

AmeriGas

AmeriGas Overview (Cont'd)

Contract Types by Volume


23%
FY24
49%
28%

Formula-Based / Contract Floating

- Prices calculated based on the applicable index which moves with the LPG spot market
- Primary indices are Mont Belvieu and Conway

Stated Price / Market

- Price updated at the companies' discretion based on commodity market changes

Fixed Price / Contract Fixed

- Prices contractually established with customers; volume commitments included in customer contracts
- Disciplined and risk mitigating commodity hedging strategy

Operational Highlights

- **Diverse categories of service offering**
  - *Bulk Distribution:* ~890,000 tanks with 120 – 1,200 gallon capacity[1]
  - *National Accounts:* Utilizing scale to serve regional and national customers
  - *Cylinder Exchange:* Portable tanks for barbecues and outdoor heating
- **Strong presence** across the U.S.

Historical Unit Margins at AmeriGas Propane


2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Avg. Retail Unit Margin
AmeriGas Avg. Cost


9%
22%
FY24
42%
27%
C&I
Residential
Motor Fuel
Agriculture & Transport

LPG Volume Sold by Customer Type

Source: Company Financials | [1] As of 9/30/2024.

11

AmeriGas

AmeriGas Core Focus Areas

AmeriGas intends to build on Fiscal 2025's positive results through execution on five core focus areas

Improving our end-to-end process from when we take an order to when we collect payment

Reducing spend and optimizing sourcing of our propane supply

Utilizing data to re-write the routing playbook to remove today's inefficiencies


Billing
LPG Supply & Logistics
Routing & Delivery
Customer Value & Retention
Call Center Right Shoring
AmeriGas
America's Propane Company

Further focusing on who we serve, attracting them & retaining them

Optimizing our call center locations to elevate Customer Experience

12

13 A m er iG as Launched in September 2024, “PODs” is our retail field operating model that drives continuous collaboration between territory leaders, service, delivery, sales and other key support teams to make real-time business decisions. PODs are showing intense collaboration on routing, customer follow-up and execution, driving the following operational improvements compared to prior year: ✓ Improved Safety Metrics ✓ Reduced “Zero Fills” ✓ Reduced “Miles” driven ✓ Higher Net Promoter Score on customer experience ✓ Higher EBIT Optimizing Operating Model via POD Structure Number of PODs operating today at the Territory level ✓ Local empowerment and accountability ✓ Efficiency and oversight of customer relationships ✓ Training and skill development POD Scorecard Safety Metrics Operational Metrics Financial Metrics

R Q2 ’25 Financial Results

15 A m er iG as Fiscal Q2 2025 Highlights Volumes ✓ Fiscal Q2 2025 retail volume 3% favorable to Prior Year benefiting from the cold weather ✓ Fiscal YTD retail volume 1% favorable to Prior Year Financial Performance ✓ Fiscal Q2 EBIT1 $16M (+12%) favorable to Prior Year ✓ Fiscal YTD EBIT1 $19M (+9%) favorable to Prior Year ✓ Successful OPEX management with total spend down year-over-year Cash Flow & Leverage ✓ YTD Free Cash Flow2 of $93M, over 50% higher than prior year ✓ $44M of Cash at March 31, 2025, up to $96M at April 30, 2025 with no short-term borrowings ✓ 5.5x Leverage at March 31, 2025, down from 6.1x at September 30, 2024 Source: Company Financials | 1 Reflects Adjusted Operating Income. Adjusted Operating Income is a non-GAAP measure. | 2 Calculated as Net Cash provided by Operating Activities – Capital Expenditures.

16 A m er iG as Q2 ’25 Financial Results ($ in millions) Adjusted EBITDA 1 Capital Expenditures Source: Company Financials | 1 Adjusted EBITDA is a non-GAAP measure and is calculated in accordance with UGI’s reported segment information. See Appendix for reconciliation. | 2 Adjusted EBTIDA – Capital Expenditures is a non-GAAP measure. See Appendix for reconciliation.| 3 Calculated as (Long-Term Debt + Unamortized Debt Issuance Costs + Credit Facilities Borrowings) / Adjusted EBITDA ($ in millions) $44 $39 Six Months Ended 3/31/24 Six Months Ended 3/31/25 $297 $318 Six Months Ended 3/31/24 Six Months Ended 3/31/25 ($ in millions) Total Leverage 3Adjusted EBITDA less Capital Expenditures 2 $253 $279 Six Months Ended 3/31/24 Six Months Ended 3/31/25 5.8x 5.5x Q2 '24 Q2 '25

17 A m er iG as Q2 ’25 Financial Results (Cont’d) $1.51 $1.51 Six Months Ended 3/31/24 Six Months Ended 3/31/25 467 473 49 51 516 524 Six Months Ended 3/31/24 Six Months Ended 3/31/25 Adjusted Total Margin 1 ($ in millions) Adjusted Unit Margin per Gallon 1 Source: Company Financials | 1 Adjusted Total Margin and Adjusted Unit Margin per Gallon are non-GAAP measures. See Appendix for reconciliation. | 2 Depicts deviation from average heating degree days is determined on a rolling 10-year period utilizing volume-weighted weather data based on weather statistics provided by NOAA for 344 regions in the United States, excluding Alaska and Hawaii. $779 $793 Six Months Ended 3/31/24 Six Months Ended 3/31/25 Heating Degree Days 2 % colder or (warmer) than normalTotal Volume (7.7%) (1.1%) Six Months Ended 3/31/24 Six Months Ended 3/31/25 (Customers and Gallons in millions) Retail Wholesale # of customers ~1.2 ~1.1

R Key Credit Highlights

19 A m er iG as Key Credit Highlights Well-Structured Customer Contracts Reliable Margin Management Market Leading Scale Experienced and Proven Management Team I II III IV

AmeriGas

I Well-Structured Customer Contracts

The majority of our contracts have pass-through structures which enable recovery over the long-term despite the potential for short-term lags in covering higher commodity cost.

FY 2024 Contract Types by Volume


23%
49%
28%

Formula-Based / Contract Floating

- Prices calculated based on the applicable index which moves with the LPG spot market; primary indices are Mont Belvieu and Conway

Stated Price / Market

- Price updated at the Company's discretion based on commodity market changes

Fixed Price / Contract Fixed

- Prices contractually established with customers; volume commitments included in customer contracts
- Disciplined and risk mitigating commodity hedging strategy

Hedging Strategy | AmeriGas has adopted risk management practices to reduce the effect of volatility on selling prices, including the use of summer storage, forward purchases and derivative commodity instruments

Source: Company Financials | Note: The information on this page is as of September 30, 2024

20

21 A m er iG as Areas of Focus $1.32 $1.32 $1.32 $1.27 $1.29 $1.41 $1.47 $1.51 $1.51 $2.47 $2.37 $2.21 $2.38 $2.82 $2.75 $2.75 $2.77 $2.85 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 Six Months Ended 3/31/2024 Six Months Ended 3/31/2025 Adjusted Unit Margin Per Gallon Unit Price Per Gallon Effective Margin Management Streamlined Delivery Channels Building Towards Operational & Commercial Excellence Data analytics for Customer Retention, Superior Service and Enhanced Experience Reliable Margin Management Source: Company Financials | Note: Unit Price Per Gallon for Propane is the realized Propane Price. Adjusted Unit Margin per Gallon is a non-GAAP measures. See Appendix for reconciliation. Adjusted Unit Margin per Gallon II

AmeriGas

III Market Leading Scale

Commentary

- Market leading scale and efficiency
  - Largest pure-play propane provider with a national footprint
  - Drives operational efficiencies, cost leadership, and enhanced service reliability
- Fragmented market
  - After the top five propane providers, the next 43 players make up less than 20% of the total market
  - Fragmented market provides opportunity for low-risk growth

Market Share by Retail Propane Volume Sold[1]


11%
8%
5%
4%
70%
AmeriGas
Ferrellgas
Suburban Propane
Superior Plus
All Others

Source: Wood Mackenzie, EIA, and LPG magazine | [1] Based on 2024 retail propane gallon sales.

22

AmeriGas

IV Experienced and Proven Management Team

Name		Biography
Bob Flexon *President and CEO, UGI*		▪ Assumed the current role on November 1, 2024 ▪ Other current positions include Chair of the Board of Nexus Water Group and Chair of the Board of Capstone Green Energy Holdings ▪ Prior to UGI, he served as the Chair of the Board of Directors of PG&E Corporation (2020–2024) and as Director, Interim President and CEO for Capstone (2023–2024) ▪ Mr. Flexon previously served as President and Chief Executive Officer and Director of Dynegy Inc. (2011 to 2018). Prior to his service with Dynegy, Mr. Flexon was UGI's Chief Financial Officer (February 2011 to July 2011) ▪ Mr. Flexon held various executive roles with NRG Energy, Inc. from 2004 to 2009, including Executive Vice President and Chief Financial Officer and Executive Vice President and Chief Operating Officer ▪ He is a CPA and holds a BSc. in Accounting from Villanova University
Sean O'Brien *CFO, UGI*		▪ Assumed the current role on April 11, 2023 ▪ He has over 25 years of financial experience and energy industry experience ▪ Prior to UGI, he held various leadership positions at DCP Midstream including Group VP and CFO (2012–2023), SVP, Treasurer (2011–2012) and VP, Financial Planning and Analysis (2009–2011) ▪ He is a CPA and holds a BBA in Accounting from Temple University
Michael Sharp *President, AmeriGas*		▪ Assumed the current role on December 30, 2024 ▪ He joined AmeriGas from Talen Energy, LLC where he has served as Vice President of Asset Management since 2023 ▪ Prior to Talen Energy, Mr. Sharp held several senior leadership positions, including Chief Operations Officer at Virgin Islands Water & Power Authority, Senior Vice President of Commercial Asset Management at Dynegy, and General Manager of Commercial Generation for Duke Energy ▪ He holds a BSc. from University of Cincinnati, Master of Business Administration from Xavier University and a Master's of Finance from Vanderbilt University
Jason Rich *Treasurer, UGI*		▪ Assumed the current role on October 12, 2023 ▪ Mr. Rich joined UGI in 2015 and most recently served as Assistant Treasurer where he was responsible for debt capital markets, cash management, foreign exchange and interest rate risk management, bank relationships, revolving credit facilities and rating agency relationships ▪ Prior to joining UGI, Mr. Rich served in various treasury and finance roles of progressing responsibility at Wawa, Inc., Sunoco Logistics, and Sunoco, Inc ▪ He holds a BSc. in Business Administration from Drexel University and a Master of Business Administration from Villanova University

Experienced and proven management team with strong track record of success, leading transformative strategies

23

R Financial Overview

25 A m er iG as Commitment to Financial Discipline Prioritizing debt repayment out of free cash flow and management of near-term maturity profile Commitment to targeting long-term leverage target of 4.0x - 4.5x No borrowings under existing Senior Secured Revolving Credit Facility as of 3/31/25, supporting healthy liquidity profile Ability to fund maintenance capital expenditures with operating cash flow Focus on allocating capital only to projects and transactions that fit within our strategic framework UGI commitment to AmeriGas credit profile, evidenced by Intercompany loan from UGI International provided in February 2025 1 AmeriGas is focused on maintaining a strong balance sheet and further enhancing the credit profile through prudent capital deployment ✓ ✓ ✓ ✓ ✓ ✓ Source: Company Financials | 1 UGI Corporation will not be a guarantor of, or otherwise provide support for, the Notes. On February 4, 2025, UGI International borrowed $221 million under its RCF to fund an intercompany loan of $221 million to AmeriGas, which used the proceeds from the intercompany loan to redeem the outstanding principal balance of the 5.50% Senior Notes maturing in May 2025. On February 5, 2025, AmeriGas issued a notice of early redemption for the remaining 5.50% Senior Notes maturing in May 2025. As of March 31, 2025, $200 million remains outstanding on the intercompany loan.

26 A m er iG as Historical Performance ($ in millions) Adjusted EBITDA 1 Capital Expenditures Source: Company Financials | 1 Adjusted EBITDA is a non-GAAP measure and is calculated in accordance with UGI’s reported segment information. See Appendix for reconciliation. | 2 Adjusted EBTIDA – Capital Expenditure is a non-GAAP measure. See Appendix for reconciliation.| 3 Calculated as (Long-Term Debt + Unamortized Debt Issuance Costs + Credit Facilities Borrowings) / Adjusted EBITDA ($ in millions) $128 $134 $86 $81 FY2022 FY2023 FY2024 LTM 3/31/25 $507 $423 $320 $341 FY2022 FY2023 FY2024 LTM 3/31/25 ($ in millions) Total Gross Leverage 3Adjusted EBITDA less Capital Expenditures 2 5.3x 5.7x 6.1x 5.5x FY2022 FY2023 FY2024 Q2 '25 $379 $289 $234 $260 FY2022 FY2023 FY2024 LTM 3/31/25

27 A m er iG as $1.29 $1.41 $1.47 $1.47 FY2022 FY2023 FY2024 LTM 3/31/25 888 823 737 743 156 115 90 92 1,044 938 827 835 FY2022 FY2023 FY2024 LTM 3/31/25 Historical Performance (cont’d) Adjusted Total Margin 1 ($ in millions) Adjusted Unit Margin per Gallon 1 Source: Company Financials | 1 Adjusted Total Margin and Adjusted Unit Margin per Gallon are non-GAAP measures. See Appendix for reconciliation. | 2 Depicts deviation from average heating degree days is determined on a rolling 10-year period utilizing volume-weighted weather data based on weather statistics provided by NOAA for 344 regions in the United States, excluding Alaska and Hawaii. $1,343 $1,318 $1,212 $1,226 FY2022 FY2023 FY2024 LTM 3/31/25 Heating Degree Days 2 % colder or (warmer) than normalTotal Volume (0.8%) 0.5% (8.0%) (1.1%) FY2022 FY2023 FY2024 Six Months Ended 3/31/25 (Customers and Gallons in millions) Retail Wholesale # of customers ~1.1~1.2~1.3 ~1.1

AmeriGas

Closing Summary

- AmeriGas Propane is laser-focused on reducing leverage and addressing maturity profile
- Industry leader in scale and geographic and end-use diversity
- Management's significant focus and Intercompany loan in February 2025 demonstrate UGI's commitment to AmeriGas's credit profile
- Positive momentum with recent changes in operational structure and Fiscal 2025 financial performance

Core Focus Areas

- ☐ Call Center Right Shoring
- ☐ Routing & Delivery
- ☐ Billing
- ☐ LPG Supply & Logistics
- ☐ Customer Value & Retention


AmeriGas
Driving every day

28

R Q&A

R Appendix

AmeriGas

UGI Corporation Overview

UGI CORPORATION

Natural Gas

Utilities

2nd largest regulated gas utility in Pennsylvania (PA) [1] and largest regulated gas utility in West Virginia (WV) [1] benefiting from constructive regulatory environments

UGI Energy to do more · Mountaineer Gas Company

Midstream & Marketing

Full suite of midstream and natural gas marketing services on 47 gas utility systems and 20 electric utility systems with 81% fee-based income

UGI Energy Services


34%
27%
12%
27%
FY24
Reportable
Segment EBIT
Contribution 2

Global LPG

UGI International

LPG distribution in 16 European countries, through 6 brands, with leading positions in 13 countries [3]

UGI INTERNATIONAL

AmeriGas Propane

Largest retail LPG distributor in the US [3] with operations in all 50 states

AmeriGas
America's Propane Company

UGI Corporation is a distributor and marketer of energy products and services, including natural gas, LPG, electricity and renewable energy solutions

7%
20-Year Adjusted Diluted EPS CAGR [4]

7%
20-Year Dividend CAGR

140 Years
Consecutively Paying Dividends

Source: Company Financials | [1] Based on total customers | [2] Does not include Corporate & Other | [3] Based on volume of propane gallons distributed annually | [4] Adjusted Diluted EPS is a non-GAAP measure. Please see Appendix and our filings with the SEC for reconciliation
Note: The information on this slide is as of September 30, 2024

31

32 A m er iG as Source: Wood Mackenzie and EIA. CY 2024 U.S. LPG Demand by Region CY 2024 U.S LPG Demand By End-Use U.S. Refined Products Demand (‘000 bbl/d) Commentary (‘000 bbl/d) LPG Market Overview 0 2,000 4,000 6,000 8,000 10,000 2018 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 LPG Gasoline Jet/Kerosene Diesel/Gasoil Fuel Oil 44.1% 35.3% 15.5% 2.3% Industry Petrochemical Feedstock Residential/Commercial/Agriculture Road • Resilient demand and diversified end-markets • LPG demand remains stable across cycles, with ~82% demand driven by industrial and petrochemical sectors • Strategic Geographic Positioning • The PAAD III and PAAD I lead in demand supported by industrial activity and heating needs • The PAAD II adds stability through agricultural needs 716 390 171 54 37 0 200 400 600 800 PADD III PADD I PADD II PADD V PADD IV 2024 – 2040 CAGR (3.0%) (2.1%) (1.0%) 0.7% (0.0%)

33 A m er iG as Non-GAAP Reconciliations Source: Company Financials ($ in millions) Year Ended September 30, Adjusted EBITDA Reconciliation: 2022 2023 2024 LTM 3/31/25 2024 2025 Net income (loss) attributable to AmeriGas Partners, L.P. ($38) ($616) ($243) ($217) $142 $168 Add: Income tax expense 2 -- 3 2 1 -- Add: Interest expense 160 163 156 145 81 70 Add: Depreciation and amortization 177 177 178 180 88 90 EBITDA $301 ($276) $94 $110 $312 $328 Add: (Gain) loss on MTM commodity derivatives 185 16 (21) (3) (28) (10) Add: Impairment of goodwill -- 650 213 213 -- -- Add: Restructuring costs 16 -- 1 1 -- -- Add: AmeriGas operations enhancement for growth project 5 24 25 12 13 -- Add: Loss on extinguishment of debt -- 9 8 8 -- -- Adjusted EBITDA $507 $423 $320 $341 $297 $318 Year Ended September 30, 2022 2023 2024 LTM 3/31/25 2024 2025 Adjusted EBITDA $507 $423 $320 $341 $297 $318 Less: Capital expenditures (128) (134) (86) (81) (44) (39) Adjusted EBITDA less Capital Expenditures $379 $289 $234 $260 $253 $279 Six Months Ended March 31, Six Months Ended March 31,

34 A m er iG as Non-GAAP Reconciliations (cont’d) Source: Company Financials ($ in millions) Year Ended September 30, Adjusted Total Margin: 2018 2019 2020 2021 2022 2023 2024 LTM 3/31/25 2024 2025 Total revenues $2,823 $2,682 $2,381 $2,614 $2,943 $2,581 $2,271 $2,322 $1,424 $1,475 Cost of sales - propane (excluding depreciation) (1,216) (1,225) (796) (954) (1,686) (1,187) (965) (1,021) (581) (637) Cost of sales - other (excluding depreciation) (87) (83) (92) (96) (99) (92) (73) (72) (36) (35) Total margin $1,520 $1,374 $1,493 $1,564 $1,158 $1,302 $1,233 $1,229 $807 $803 Add: (Gain) loss on MTM commodity derivatives (12) 117 (72) (167) 185 16 (21) (3) (28) (10) Adjusted Total Margin $1,508 $1,491 $1,421 $1,397 $1,343 $1,318 $1,212 $1,226 $779 $793 Year Ended September 30, Adjusted Unit Margin per Gallon: 2018 2019 2020 2021 2022 2023 2024 LTM 3/31/25 2024 2025 Adjusted margin $1,508 $1,491 $1,421 $1,397 $1,343 $1,318 $1,212 $1,226 $779 $793 Total gallons sold (millions) 1,144 1,131 1,078 1,097 1,044 938 827 835 516 524 Adjusted Unit Margin per Gallon $1.32 $1.32 $1.32 $1.27 $1.29 $1.41 $1.47 $1.47 $1.51 $1.51 Six Months Ended March 31, Six Months Ended March 31,

AmeriGas

UGI Corporation [1] – FY23 and FY24 Adjusted Diluted Earnings per Share

	Year Ended September 30, 2023	2024
Utilities	$1.01	$1.10
Midstream & Marketing	0.89	1.11
UGI International	0.80	1.22
AmeriGas Propane	0.33	(0.11)
Corporate & Other [2]	(10.19)	(2.07)
Diluted earnings (loss) per share [3]	**($7.16)**	**$1.25**
Net (gains) losses on commodity derivative instruments not associated with current-period transactions	5.77	(0.28)
Unrealized losses on foreign currency derivative instruments	0.13	0.10
Loss associated with impairment of AmeriGas Propane goodwill	3.14	0.89
Loss on extinguishments of debt	0.03	0.03
Business transformation expenses	0.03	--
AmeriGas operations enhancement for growth project	0.09	0.09
Restructuring costs	--	0.26
Costs associated with exit of the UGI International energy marketing business	0.86	0.32
Net gain on sale of UGI headquarters building	(0.05)	--
Loss on disposal of UGID	--	0.26
Impairments of equity method investments and assets	--	0.14
Total adjustments [2]	10.00	1.81
Adjusted Diluted Earnings per Share [3]	**$2.84**	**$3.06**

Source: UGI Corporation Financials | [1] UGI Corporation will not be a guarantor of, or otherwise provide support for, the Notes | [2] Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our Chief Operating Decision Maker in assessing segment performance and allocating resources | [3] The loss per share for Fiscal 2023, was determined excluding the effect of 6.13 million dilutive shares as the impact of such shares would have been antidilutive due to the net loss for the period, while the adjusted earnings per share for FY23, was determined based upon fully diluted shares of 215.94 million

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